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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated December 4, 1997, included in this Form 8-K/A, into the Company's previously filed Registration Statement No. 333-35997.


San Francisco, California               ARTHUR ANDERSEN LLP
February 5, 1998